Class A Shares – Ticker Symbol RAMVX
Class C Shares – Ticker RAMDX
Institutional Class Shares – Ticker Symbol RAMSX

Roumell Opportunistic Value Fund
A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
December 29, 2015

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at http://www.roumellfund.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVES
The Roumell Opportunistic Value Fund (the "Fund") seeks capital appreciation and income.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Purchasing Shares" in this prospectus and the section "Additional Purchase and Redemption Information" in the Fund's statement of additional information.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class A	Class C
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	4.50%	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount purchased or redeemed)	None	None	1.00%
Redemption Fee (as a % of amount redeemed; charged upon any redemption of shares within 60 days of their issuance)	1.00%	1.00%	1.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class A	Class C
Management Fees	0.92%	0.92%	0.92%
Distribution and/or Service (12b‑1) Fees	None	0.25%	1.00%
Other Expenses	0.62%	0.62%	0.62%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.55%	1.80%	2.55%
Less Fee Waiver and/or Expense Limitation[2]	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.24%	1.49%	2.24%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Operating Plan with the Fund's administrator through January 1, 2017, under which it has agreed to (i) pay the administrator a fee based on the daily average net assets of the Fund when net assets are below $77 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume expenses of the Fund outlined in the Operating Plan that are not covered by the fee paid under the Fund Accounting and Administration Agreement. These measures are intended to limit the Fund's operating expenses to 1.23% of the average daily net assets, exclusive of brokerage fees and commissions, portfolio transaction fees, registration fees, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses, and distribution and/or service (12b-1) fees. The Fund's net expense ratio will be higher than 1.23% to the extent the Fund incurs expenses excluded from this arrangement. The Fund also charges a 1.00% redemption fee on the Institutional Class shares, Class A shares, and Class C shares within 60 days of their issuance. The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund's Board of Trustees. More recent expense ratios are found in the Financial Highlights.
Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$126	$459	$815	$1,819
Class A	$595	$962	$1,353	$2,446
Class C	$327	$764	$1,328	$2,862
You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$126	$459	$815	$1,819
Class A	$595	$962	$1,353	$2,446
Class C	$227	$764	$1,328	$2,862
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 66.14% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Roumell Asset Management, LLC ("Roumell Asset Management" or the "Advisor") pursues long-term capital growth and income through opportunistic value investing.  The Advisor seeks to own a basket of deeply researched securities that are out of favor, overlooked, or misunderstood by Wall Street and thus able to be bought at a significant discount to our calculation of intrinsic value.  The Advisor emphasizes conservatively financed securities. The Advisor believes this strategy will likely maximize the probability of above-average rates of return over time.  Roumell Asset Management invests predominantly in companies that it considers to have strong balance sheets. Roumell Asset Management believes this approach may significantly reduce the risk of loss of capital.  The companies in which Roumell Asset Management invests generally possess valuable assets, tend to have substantial cash positions, and are typically unencumbered by significant liabilities.  The Advisor is an opportunistic capital allocator (OCA) with a deep value bias in selecting individual securities. The Advisor will wait until an investment situation is presented where, in its opinion, the odds of success are favorable relative to the risks. In the absence of such situations, the Fund will stay liquid and on the sidelines invested in cash and cash equivalents.  The Advisor's approach to opportunistic investing emphasizes purchasing securities at a meaningful, quantifiable discount to its calculation of intrinsic value taking into consideration the understandability of the business model, the safety of the capital structure, and the competency of the company's management.  Using this opportunistic strategy, however, may result in the Advisor finding many suitable investment opportunities for the Fund during certain periods but finding very few during other periods.
The Advisor believes that its strength lies in digging deeply into specific securities (primarily equity, but opportunistically  in fixed income as well), assessing underlying value, and remaining highly disciplined about what it deems to be a reasonable price for those securities.
The Fund's portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, "junk" bonds, municipal securities, and REITs; and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents).

The Fund may invest in these securities directly or indirectly through investments in other investment companies, principally closed-end funds and exchange-traded funds (ETFs).  The Fund will primarily invest in domestic equity; however, there is no predetermined allocation of the Fund's assets among equity securities, fixed income securities, and cash and cash equivalents.  The Advisor will allocate the Fund's assets as it deems appropriate in accordance with the Fund's investment objective and investment strategy. The Fund's investment policy may be changed without shareholder approval upon prior written notice to shareholders.
The Fund is not limited in its investments by market capitalization or sector criteria, though it focuses on small and micro cap equities.  The Fund may invest in fixed income securities of variable terms, any maturity, and any credit quality determined by the major credit rating agencies, including junk bonds, bonds of issuers in default, and unrated bonds deemed by the Advisor to be of comparable quality.   The portion of the Fund's portfolio allocated to fixed income securities does not have an established average duration.  REITs in which the Fund invests may include equity REITs, mortgage REITs, and hybrid REITs. The Fund is not diversified.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund will be subject to the following principal risks:
General Risks:
Opportunistic Investment Strategy Risk.  There are risks associated with the Fund's opportunistic investment strategy. The Fund is expected to be conservative with its opportunistic investing, particularly with respect to the price it is willing to pay for the securities in which it is considering investing, and, as a result, may miss out on opportunities that have a reasonable risk/reward trade off. In addition, in periods of overall rising market levels (whether those rises are the result of speculative bubbles or the confirmation of underlying fundamentals), the Fund may not fully participate in market gains when it is heavily invested in Cash and Cash Equivalents. In such periods, mutual funds that are fully invested in equity securities will likely provide superior returns.
Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may more heavily invest will vary; however, the Fund will invest less than 25% of  its assets in any one industry or group of industries.

Non-diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions.  A non-diversified fund may also have a more volatile net asset value per share than diversified mutual funds.  The Fund will limit investments in a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund's total assets.
Operating Risk.  The Administrator and Advisor have entered into an Operating Plan that facilitates the Administrator's assumption of the Fund's regular operating expenses under the Fund Accounting and Administration Agreement.  The Operating Plan obligates the Advisor to pay certain expenses of the Fund in order to help limit its annual operating expenses.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent.  In addition, if the Fund incurs expenses in excess of those that the Administrator has agreed to pay and the Advisor is not able or willing to pay the excess costs, those excess costs will increase the Fund's expenses.
Equity Securities Risks:
Common Stocks.  The Fund's investments in common stocks, both directly and indirectly through the Fund's investment in shares of other investment companies, may fluctuate in value response to many factors, including the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Moreover, small and micro cap equities, where the Fund focuses, are generally more volatile than are large cap equities.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.   Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.

Preferred Stock Risk.  Like shares of common stock, the value of preferred stock may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Preferred stock may fail to pay dividends when expected.  The rights of holders of preferred stock are generally subordinate to the rights associated with a corporation's debt securities.
Convertible Securities Risk. Convertible securities are securities that may be converted into shares of stock.  Due to the conversion feature, the interest rate or dividend preference of a convertible security is usually less than if the securities were non-convertible.  The value of convertible securities tends to change when the market value of the underlying stock fluctuates and tends to fluctuate inversely with changes in interest rates.

Large-Cap Securities Risk.  Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Micro-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap companies.  Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth.  In addition, there may be less public information available about these companies.  The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.  Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.
Risks Related to Investing in Other Investment Companies.  The Fund's investment strategy may involve investing in other investment companies, such as closed-end funds or exchange-traded funds (ETFs).  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, investors in the Fund will indirectly bear fees and expenses charged by the investment companies in which the Fund invests, in addition to the Fund's direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in such closed-end funds and also may be higher than other funds that invest directly in securities.  The shares of closed-end funds frequently trade at a premium or discount relative to their net asset value.  When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase.  Furthermore, investing in other investment companies may affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.
Fixed-Income Securities Risks:
Interest Rate and Credit Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities generally involve greater risk than those with shorter maturities.  Issuers of fixed income securities might be unable to make principal and interest payments when due.

Maturity Risk.  Maturity risk is another factor that can affect the value of the Fund's debt holdings.  In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
Inflation Risk.  Fixed income securities are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund's portfolio.
Investment-Grade Securities Risk.  Fixed income securities are generally rated by NRSROs.  While fixed income securities rated BBB by Standard & Poor's® Rating Services ("S&P") or Baa by Moody's Investor Services, Inc. ("Moody's") are considered investment-grade securities, they are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest and are considered to lack outstanding investment characteristics and may be speculative.  Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.
Lower-rated Securities or "Junk Bonds" Risk. Fixed income securities rated below BBB by S&P or Baa by Moody's are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities.  Lower rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength.  These fixed income securities are considered "below investment-grade."  The retail secondary market for these "junk bonds" may be less liquid than that of higher rated fixed income securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.  These risks can reduce value of the Fund's shares and the income it earns.
Risks of Investing in REITs.  To the extent that the Fund invests in real estate investment trusts (REITs), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates.
An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be particularly affected by changes in the value of the underlying property owned.  A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders.  It may be particularly affected by changes in the quality of any credit extended.

To the extent the Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund's investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.
Risks of Investing in Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Government Debt Markets May Be Illiquid or Disrupted.  Although generally highly liquid, the markets in which the Fund trades could experience periods of illiquidity, sometimes of significant duration.
Foreign Securities Risks:
Foreign Securities Risk. Foreign securities involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies.  The Fund's investments in foreign securities exposes the Fund  to foreign currencies and subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio's investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.
PERFORMANCE INFORMATION
The bar chart and tables shown on the following page provide an indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Class Shares from year to year and by showing how the Fund's average annual total returns of compare to that of a broad-based securities market index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://www.roumellfund.com.
Institutional Class Shares
Calendar Year Returns

Quarterly Returns
Highest and Lowest Returns During This Time Period
Highest return for a quarter	11.91%	Quarter ended March 31, 2013
Lowest return for a quarter	-12.24%	Quarter ended September 30, 2011
Year-to-date return as of most recent quarter	-18.21%	Quarter ended September 30, 2015
Sales loads are not reflected in the chart and table above.  If these amounts were reflected, returns would be less than those shown.

Average Annual Total Returns
Periods Ended December 31, 2014 (returns with maximum sales charge)	Past 1 Year	Since Inception 12/31/10
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-5.18% -8.24% -0.95%	1.43% 0.14% 0.82%
Class A Shares Before taxes	-5.26%	1.24%
Class C Shares Before taxes	-5.97%	-5.74%
Benchmark of 60% Russell 2000 Value Index & 40% Barclays Capital U.S. Government/Credit Index (reflects no deductions for fees and expenses)	4.81%	8.97%
Russell 2000 Value Index (reflects no deductions for fees and expenses)	4.22%	11.82%
Barclays Capital U.S. Government/Credit Index (reflects no deductions for fees and expenses)	-2.35%	3.63%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	13.69%	15.54%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT OF THE FUND'S PORTFOLIO
Investment Advisor. The Fund's investment advisor is Roumell Asset Management, LLC.
Portfolio Manager. The Fund's portfolio will be managed on a day-to-day basis by James C. Roumell.  Mr. Roumell is the founder and has been the President and Lead Portfolio Manager of the Advisor since the firm's founding in 1998.
PURCHASE AND SALE OF FUND SHARES
For Class A Shares and Class C Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100.  For Institutional Class Shares, the minimum initial investment is $25,000 and the minimum subsequent investment is $1,000.  The minimums may be waived or reduced in some cases.

You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should be sent to Roumell Opportunistic Value Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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